Leonard M. Shulman - Bar No. 126349
Mark Bradshaw - Bar No. 192540
SHULMAN HODGES & BASTIAN LLP
26632 Towne Centre Drive, Suite 300
Foothill Ranch, California 92610-2808
Telephone:      (949) 340-3400
Facsimile:      (949) 340-3000

General Counsel for the Debtor and Debtor in Possession
Composite Technology Corporation, a Nevada corporation

                         UNITED STATES BANKRUPTCY COURT

               CENTRAL DISTRICT OF CALIFORNIA, SANTA ANA DIVISION


In re                                    Case No.  SA 05-13107 JR

COMPOSITE TECHNOLOGY CORPORATION,        Chapter  11
a Nevada corporation,

                                         STIPULATION RESOLVING CLAIM
                                         ASSERTED BY RICHARD O. WEED
Debtor. (CLAIM NO. 133)AND TAKING HEARING ON CLAIM OBJECTION MOTION OFF CALENDAR; AND ORDER THEREON

                                         Date:    October 25, 2005
                                         Time:    2:30 P.M.
                                         Place:   Courtroom 5A
                                                  Ronald Reagan Federal Building
                                                  and United States Courthouse
                                                  411 West Fourth Street
                                                  Santa Ana, California 92701
-------------------------------------

         TO THE HONORABLE JOHN E. RYAN, UNITED STATES BANKRUPTCY JUDGE:

      Composite Technology Corporation, a Nevada corporation ("Debtor") and Richard O. Weed, hereby agree and stipulate based on the following recitals.

                                   RECITALS

      A. The Debtor filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code on May 5, 2005 (the "Petition Date"). The Debtor is continuing in the operation and management of its business pursuant to Bankruptcy Code Sections 1107 and 1108.

      B. The Debtor's Stock is traded on the Over-The-Counter Bulletin Board under the symbol "CPTCQ."

      C. On or about August 9, 2005, Richard O. Weed ("Weed") filed an alleged unsecured claim in this case in the amount of $666,500 ("Weed Claim"), which was assigned Claim No. 133 by the Court. A true and correct copy of the Weed Claim is attached hereto as Exhibit A.

      D. The face of the Weed Claim indicates that it is based on the claimant's status as an option holder.

      E. Attached to the Weed Claim is a Written Consent to Action by The Board of Directors Without Meeting dated February 20, 2002 ("Resolution") which describes a fee agreement dated January 14, 2002 between the Debtor and Weed for the performance of services ("Fee Agreement"). Pursuant to the Fee Agreement, Weed was granted stock options as described in the Resolution

      F. On September 26, 2005, the Debtor filed its Motion Objecting to Claim No. 133 Filed by Richard O. Weed ("Objection") which is scheduled for hearing on October 25, 2005 at 2:30 P.M. The Debtor has objected to the Weed Claim on grounds including, but not limited to, that Weed has failed to provide sufficient documentation to substantiate that he is owed $666,500.

      G. In the Objection, the Debtor has requested that Weed Claim be reclassified as a proof of an option holder interest as follows: 50,000 options at an exercise price of $1.75, and 100,000 options at an exercise price of $2.00

      H. In order to eliminate the need for costly litigation of the Weed Claim, the Debtor and Weed desire to settle and resolve any and all disputes, claims, actions, causes of action, demands and damages regarding the Weed Claim.

                                  AGREEMENT

      WHEREFORE, the Debtor and Weed (collectively the "Parties") agree that it is in their mutual best interests to resolve any and all potential disputes regarding the Weed Claim, in consideration of the promises, the mutual obligations and undertakings set forth hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties hereto agree as follows:

      1. Recitals. The recitals set forth above are incorporated herein to describe the context in which this Agreement is made, and to provide information respecting the Parties' disputes and transactions and litigation, including by an illustrative but not complete description of events and allegations that reflect the divergent positions of the Parties hereto in the foregoing matters. Neither the recitals, nor any other provisions of this Agreement, are or should be construed or interpreted to be concessions, admissions, or used as evidence for any purpose either for or against the interest of any of the Parties hereto, consistent with Evidence Code Section 1152

      2. Allowance of the Weed Claim. The Weed Claim shall be reclassified as a proof of an option holder interest as follows: 50,000 options at an exercise price of $1.75, and 100,000 options at an exercise price of $2.00 (collectively the "Options"). The deadline for exercising the Options shall be December 31, 2006.

      3. Representations or Warranties Relating to the Weed Claim. Weed represents that it he is the owner of the Weed Claim and has not previously assigned or transferred to any other person his rights in the Weed Claim.

      4. Waiver of Claims Against the Estate. Except for as provided by this Agreement, Weed waives any and all claims against the Estate, including the Weed Claim, any other filed proofs of claim or informal claims, and agrees that he is not entitled to share in any distribution from the Estate other than as provided by this Agreement.

      5. Reliance. Except as set forth herein, the Parties hereto acknowledge that they have relied solely upon their own judgment, belief and knowledge of the existence, nature and extent of each claim, demand, or cause of action that each party may have against the other, and that each such party has not been influenced to any extent in entering into this Agreement by any representation or statement regarding any such claim, demand or cause of action made by any other party hereto.

      6. Attorneys' Fees and Costs. All Parties hereto shall bear their own attorneys' fees, expenses, and costs incurred in connection with the disputes between the Parties hereto and in the preparation of this Agreement. In the event of any action or proceeding brought by either party against the other under this Agreement, the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorneys' fees.

      7. Execution of Additional Documents. The Parties agree that they will execute any and all additional documents and take all additional steps which may be necessary or convenient to consummate this settlement and accomplish the purposes thereof.

      8. Integration of Entire Agreement. This Agreement contains the entire agreement of the Parties, and no representations, warranties, inducements or promises not included herein by express provision or contained in a document or instrument identified herein and executed contemporaneously herewith shall be binding on any party hereto.

      9. Provisions Severable. It is the belief of the parties that this Agreement does not contain any provision contrary to law. However, if any provision of this Agreement, or portion thereof, shall be determined to be illegal, invalid, or unenforceable, that provision (or portion thereof) shall be severed and the remaining parts shall be valid and enforceable, so long as the remaining parts continue to fulfill the original intent of the parties and there is no material failure of consideration.

      10. Authority to Sign. Each individual executing this Agreement on behalf of a corporation, partnership or other entity represents that he or she is duly authorized to execute and deliver this Agreement on behalf of the corporation, partnership or entity and agrees to deliver evidence of his or her authority and power if requested by the other party.

      11. Bankruptcy Court Approval. This Agreement is subject to approval by the United States Bankruptcy Court, Central District of California, Santa Ana Division and entry of a Final Order and termination of any appeals related thereto in the Debtor's bankruptcy case. In the event the Bankruptcy Court does not approve this Agreement, all claims will be restored as originally asserted by and between the Parties, subject to any and all defenses and counter-claims held by the Parties.

      12. Counterparts. This Agreement may be executed in any number of original, fax or copied counterparts, and all counterparts shall be considered together as one agreement. A faxed or copied counterpart shall have the same force and effect as an original signed counterpart. Each of the Parties hereby expressly forever waives any and all rights to raise the use of a fax machine to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine, as a defense to the formation of a contract.

      13. Binding. This Stipulation shall be binding on the Parties hereto when each such Party has executed at least one counterpart.

      14. Ownership of Claims. Each of the Parties to this agreement expressly warrants and represents that it is the sole and lawful owner of all right, title and interest in and to every claim and other matter which it purports to release herein, and it has not assigned or transferred, or purported to assign or transfer to any person or entity any claims or other matters herein released.

      15. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective Parties and their heirs, executors, administrators, agents, representatives, successors and assigns.

      16. Governing Law. This Agreement is to be governed by and construed in accordance with federal bankruptcy law, to the extent applicable, and where state law is implicated, the laws of the State of California shall govern.

      17. Jurisdiction of the Bankruptcy Court. Should any dispute arise regarding this Agreement, the United States Bankruptcy Court for the Central District of California, Santa Ana Division shall have exclusive jurisdiction to determine the same.

      18. Headings. The headings of all sections of this Agreement are inserted solely for the convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction or interpretation of any term or provision hereof.

      19. Hearing on Objection Taken Off Calendar. The hearing on the Debtor's Objection to the Weed Claim scheduled for October 25, 2005 at 2:30 P.M. shall be taken off calendar.

Dated: September 30, 2005
                               -------------------------------------------
                               Richard O. Weed

Dated: September 30, 2005      COMPOSITE TECHNOLOGY CORPORATION, a Nevada
                               corporation


                               -------------------------------------------
                               Benton H Wilcoxon,
                               Chief Executive Officer

APPROVED AS TO FORM.


Dated: September 30, 2005      SHULMAN HODGES & BASTIAN LLP


                               -------------------------------------------
                               Leonard M. Shulman
                               Mark Bradshaw
                               Attorneys for the Debtor and Debtor in Possession Composite Technology Corporation

                                      ORDER

      IT IS SO ORDERED.


Dated:
                               -------------------------------------------
                               JOHN E. RYAN
                               UNITED STATES BANKRUPTCY JUDGE

                               PROOF OF SERVICE

STATE OF CALIFORNIA, COUNTY OF ORANGE

I am employed in the City of Foothill Ranch, County of Orange, State of California. I am over the age of 18 years and not a party to the within action. My business address is 26632 Towne Centre, Suite 300, Foothill Ranch, California 92610.

On October ___, 2005, I served the documents named below on the parties as follows:

DOCUMENT(S) SERVED:     STIPULATION RESOLVING CLAIM ASSERTED BY RICHARD O. WEED
                        (CLAIM NO. 133) AND TAKING HEARING ON CLAIM OBJECTION
                        MOTION OFF CALENDAR; AND ORDER THEREON

SERVED UPON:            SEE THE ATTACHED SERVICE LIST

|X| (BY MAIL) I caused each such envelope, with postage thereon fully prepaid, to be placed in the United States mail at Foothill Ranch, California. I am readily familiar with the practice of Shulman Hodges & Bastian LLP for collection and processing of correspondence for mailing, said practice being that in the ordinary course of business, mail is deposited in the United States Postal Service the same day as it is placed for collection. I am aware that on motion of party served, service is presumed invalid if postal cancellation date or postage meter date is more than one day after date of deposit for mailing in affidavit.

|_| (BY FACSIMILE) Pursuant to C.R.C. 2009(i), I either caused, or had someone cause, the transmitting machine to properly transmit the attached documents to the facsimile numbers shown on the service list. The above-referenced document was transmitted by facsimile transmission and the transmission was reported as completed and without error.

|_| (BY FEDERAL EXPRESS OR OVERNITE EXPRESS) I am readily familiar with the practice of Shulman Hodges & Bastian LLP for collection and processing of documents for overnight delivery and know that the document(s) described herein will be deposited in a box or other facility regularly maintained by such overnight delivery company for overnight delivery.

|_| (BY PERSONAL SERVICE) I delivered to an authorized courier or driver authorized by ASAP Corporate Service to receive documents to be delivered on the same date. A proof of service signed by the authorized courier will be filed forthwith.

|_| (STATE) I declare under penalty of perjury under the laws of the State of California that the above is true and correct.

|X| (FEDERAL) I declare that I am employed in the office of a member of the bar of this court, at whose direction this service was made.

Executed on October ____, 2005, at Foothill Ranch, California.


                               -------------------------------------------
                               Lorre E. Clapp

                                 SERVICE LIST
                                 ------------

Interested Party
----------------
Michael Hauser, Esq.
Office of the United States Trustee
Ronald Reagan Federal Building
and United States Courthouse
411 West Fourth Street Suite 9041
Santa Ana, CA 92701-8000


Debtor
------
Composite Technology Corporation
Attn C William Arrington, St VP
2026 McGaw Ave
Irvine, CA 92614


Attorneys for the Unsecured Creditors Committee
-----------------------------------------------
Mike D. Neue, Esq.
Irell & Manella LLP
840 Newport Center Drive, Suite 400
Newport Beach, CA  92660-6324


Claimant
--------
Richard O. Weed
4695 MacArthur Court #1430
Newport Beach, CA 92660

--------------------------------------------------------------------------------
In re                      (SHORT TITLE)                CHAPTER 11 CASE NUMBER:


COMPOSITE TECHNOLOGY CORPORATION,                       SA 05-13107 JR
a Nevada corporation,

Debtor.
--------------------------------------------------------------------------------

                      NOTICE OF ENTRY OF JUDGMENT OR ORDER
                           AND CERTIFICATE OF MAILING

TO ALL PARTIES IN INTEREST ON THE ATTACHED SERVICE LIST:


1.    You are hereby notified, pursuant to Local Bankruptcy Rule
      9021-1(a)(1)(E), that a judgment or order entitled (specify):


      STIPULATION RESOLVING CLAIMS ASSERTED BY RICHARD O. WEED (CLAIM NO. 133) AND TAKING HEARING ON CLAIM OBJECTION MOTION OFF CALENDAR; AND ORDER THEREON


      was entered on (specify date): __________________________.


2. I hereby certify that I mailed a copy of this notice and a true copy of the order or judgment to the persons and entities on the attached service list on (specify date): __________________________.


Dated:                                 JON D. CERETTO
                                       CLERK OF THE BANKRUPTCY COURT


                                       By: ____________________________________
                                                       Deputy Clerk

--------------------------------------------------------------------------------

                                  SERVICE LIST


Interested Party
----------------
Michael Hauser, Esq.
Office of the United States Trustee
Ronald Reagan Federal Building
and United States Courthouse
411 West Fourth Street Suite 9041
Santa Ana, CA 92701-8000


Debtor
------
Composite Technology Corporation
Attn C William Arrington, St VP
2026 McGaw Ave
Irvine, CA 92614


Attorneys for the Debtor
------------------------
Mark Bradshaw, Esq.
Shulman Hodges & Bastian LLP
26632 Towne Center Drive Suite 300
Foothill Ranch, CA 92610


Attorneys for the Unsecured Creditors Committee
-----------------------------------------------
Mike D. Neue, Esq.
Irell & Manella LLP
840 Newport Center Drive, Suite 400
Newport Beach, CA  92660-6324


Claimant
--------
Richard O. Weed
4695 MacArthur Court #1430
Newport Beach, CA 92660